UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Telesource International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELESOURCE INTERNATIONAL, INC.

860 Parkview Blvd.

Lombard, Illinois 60148

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 31, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TELESOURCE INTERNATIONAL, INCORPORATED, a Delaware corporation (the “Company”), will be held on Tuesday, October 31, 2006 at 10am. local time, at 860 Parkview Blvd., Lombard, Illinois 60148 for the following purposes:

1.               To elect the board of directors of the Company for the ensuing one-year term;

2.               To increase the number of authorized shares of common stock; and

3.               To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on September15, 2006 are entitled to notice of, and to vote at, this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s offices located at 860 Parkview Boulevard, Lombard, Illinois.

Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed Proxy Card so that as many shares as possible may be represented at the meeting.

The vote of every stockholder is important, and your cooperation in promptly returning your executed Proxy Card will be appreciated. Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

By Order of the Board of Directors,

Nidal Z. Zayed
President

Lombard, Illinois

October 16, 2006

TELESOURCE INTERNATIONAL, INC.

860 Parkview Blvd.

Lombard, Illinois 60148

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TELESOURCE INTERNATIONAL, INC., a Delaware corporation (hereinafter called the “Company”), of Proxies for use at the Annual Meeting of Stockholders to be held on October 31, 2006, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy Card are first being sent to stockholders on approximately October16, 2006.

Revocability of Proxies

Any stockholder who executes and returns a proxy card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date

Stockholders of record at the close of business on September 15, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  On September 15, 2006, 93,438,140 shares of the Company’s common stock were issued and outstanding.

Voting and Solicitation

All shares represented by valid Proxy Cards received prior to the meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no instructions are given on the executed Proxy Card, the Proxy Card will be voted in favor of the proposals described and, in the discretion of such Proxies with respect to any other proposal that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional Proxies). A stockholder who signs and returns a Proxy Card in proper form will have the power to revoke it at any time before it is voted. A Proxy Card may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by appearing at the meeting and electing to vote in person. The Company’s Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Except as described below, the voting securities of the Company entitled to vote at the meeting consist only of shares of Common Stock. With respect to the proposal to increase the authorized common stock, the holders of common stock, each have a right to vote on such proposal. Only stockholders of record at the close of business on September 15, 2006 are entitled to notice of, and to vote at, the Annual Meeting. On September 15, 2006, there were 100,000,000 shares of Common Stock authorized and 93,438,140 issued and outstanding. Each stockholder shall have one vote for every share of Common Stock, registered in his or her name on the record date for the meeting.

Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting of Stockholders, management will appoint an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting. The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes. The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

The election of directors shall be determined by a plurality of votes cast by the common stockholders. The proposal to increase the number of shares of authorized common stock must be approved by a majority of the issued and outstanding common stock.  All other matters shall be determined by a majority of the entitled to vote and present, in person or by proxy, at the meeting.

The cost of soliciting proxies will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or telecopy.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table contains information as of September 15, 2006 regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the Named Executive Officers as reported in the summary compensation table herein,  whose salary and bonus for the fiscal year ended exceeded $100,000, and (iv) all executive officers and directors of the Company as a group:

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding (2)

Sayed Hamid Behbehani & Sons, Co. W.L.L. (3)	89,052,140	95.31%
K.J. Semikian (former CEO)	200,000	*
Max Engler(4) (2)	95,000	*
Ibrahim Ibrahim (2)	55,000	*
Jeff Adams (2)	46,000	*
Ralph Beck (2)	45,000	*
Nidal Zayed	0
All Executive Officers and Directors as a Group (8 Persons)	261,000	1.1%

All such shares are owned directly by the named stockholders.

*                 Less than 1%

(1)          Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)          Amounts include 45,000 options for non-employee directors.

(3)          Calculated on the basis of 93,438,140 shares of Common Stock outstanding as of September 15, 2006. Excludes 45,000 options that were exercisable within 60 days of June 30, 2006 held by a non-employee director. None of the options were exercised and the Company did not incur any expenses associated with these options.

(4)          Includes 89,052,140 shares of Common Stock held by eight members of the Behbehani family or their affiliates.

(5)          Max Engler serves as a director for Litra Holding AG. Litra Holding AG owns directly 495,000 shares of Telesource International’s common stock. Based upon information provided to Telesource International, Telesource International does not consider these shares to be beneficially owned by Mr. Engler.

(6)          As of September 15, 2006 there were no stock options outstanding to any persons other than nonemployee directors.

EQUITY COMPENSATION PLANS

Shown below is information as of June 30, 2006 with respect to the shares of Common Stock that may be issued under Telesource’s equity compensation plans.

	Number of shares to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	225,000(1)	1.25	975,000(2)

(1)          Includes the number of shares that may be issued upon the exercise of outstanding options to purchase shares of Telesource Common Stock under Telesource’s stock option plans.

(2)          Includes shares available for future issuance under Telesource’s stock option plans, excluding shares quantified under Column 1.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with.

1. NOMINATION AND ELECTION OF DIRECTORS

The Company currently has a Five-member Board of Directors. Directors are elected for one-year terms elected at each annual meeting of stockholders.

The nominees are Ralph Beck, Jeff Adams, Max Engler, Ibrahim Ibrahim and Nidal Z. Zayed. Certain information with respect to their ages and background is set forth below. The Board of Directors recommends a vote “FOR” each of the nominees named above.  Our majority stockholder, SHBC and affiliated companies, has indicated that they will vote in favor of this proposal.

Each nominee will hold office for a period of one year or until his term expires or until his successor is elected and qualified unless he resigns or his office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees. The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees. Management knows of no reason why any of these nominees should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

If a quorum is present and voting, the five nominees receiving the highest number of votes by the common stockholders will be elected for the ensuing one-year term. Shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise, i.e., broker non-votes, will be counted as present in determining if a quorum is present, but will have no effect on the vote for directors.

Director	Position	Age	Director Since
Nominees
Ralph Beck	Chairman of the Board and Director	68	Director since 1999
Jeff Adams	Director	64	Director since 1999
Max Engler	Director	57	Director since 1997
Ibrahim Ibrahim	Director	65	Director since 1999
Nidal Z. Zayed	CEO, President and Director	46	Director since 1998

Telesource International, Inc. was incorporated in Delaware in 1994, and is the parent corporation of Telesource CNMI, Inc., which was incorporated in the Commonwealth of Northern Marianna Islands in 1996, and Telesource Fiji, Ltd. which was incorporated in Fiji in 2000. All dates for people listed in this Proxy Statement referring to the dates of service with the Company include the periods in which they served for Telesource International, Inc.

Nominees

Name and Age; Years Served as Director	Principal Occupation for Past Five Years; Other Directorships
Ralph Beck Age 68 Chairman of the Board Director since 1999

Mr. Beck is a principal of Global Construction Solutions, L.L.C. From 1994 to 1998, Mr. Beck served as the President of Kajima Construction Services, Inc., a North American investment of a global engineering and construction firm. From 1965 to 1994, Mr. Beck was with the Turner Corporation, an international engineering and construction firm. Mr. Beck served as the chairman of the board for Turner Steiner International from 1987 to 1994, and as a senior vice president for Turner Corporation.

Nidal Zayed Age 46 Director Since 1998

Nidal Zayed, Executive Vice President, joined Telesource International in January 1996. He is also engaged in the practice of law. He received a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University in Chicago in 1982. He serves as Chairman for Computhink Incorporated and has been a director for Computhink since 1994.

Jeffery Adams Age 64 Director Since 1999

Mr. Adams is an Electrical Engineer trained in the United Kingdom. From 1978 to 1986, Mr. Adams served as the marketing director of Babcock Industries and Electrical Group of Companies. In 1986, Mr. Adams became an independent international sales marketing consultant. From 1987 to present, Mr. Adams is the general manager for Trafex Ltd., an engineering supplies company serving the Middle East.

Max Engler Age 57 Director Since 1997

From 1988 to present Mr. Engler has been an independent Financial Consultant and is also on the Board of Directors of various companies in Switzerland and abroad. From 1984 to 1988 Mr. Engler headed the Private Banking desk (Middle East and Far East) of Bank Leu as Vice President. He is a director of Computhink Incorporated, Belmoral S.A., Computhink Ltd., Telesource International CNMI Inc., Retsa Development Inc., Golden Osprey Ltd., Computhink Technology Ltd., FSD Holdings PLC, Litra Holdings AG, Linos Finanz AG, Trafex Ltd., R.C.W. Enterprises S.A., Formvac S.A., Sanop AG, and Protea Beratungs-und Finanz AG.

Ibrahim M. Ibrahim Age 65 Director Since 1999

Mr. Ibrahim has been Head of International Banking for Commercial Bank of Kuwait since 2001 and the Head of International Banking for The Gulf Bank K.S.C. in Kuwait from 1986 to 2001. Mr. Ibrahim served as the Vice President and Head of Credit and Marketing for the First National Bank of Chicago for the middle east region from 1984 to 1986 and he also served as the Vice President and General Manager of Continental Illinois Bahrain Branch from 1969 to 1984. Mr. Ibrahim received his M.B.A. in International Business from De Paul University, his M.S. in Taxation and Islamic Law from the University of Alexandria and his B.A. in Accounting from the University of Alexandria.

COMPENSATION OF THE BOARD

Each non-officer director received $20,000 as annual cash compensation for service on the Board of Directors for 2005.  All directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings. Directors who are not employed by Telesource International are not eligible to participate in Telesource International’s employee benefit plans but participate in the Telesource International 2000 Non-Employee Director Stock Option Plan that was adopted in 2000. Under the terms of the plan, the Company issues options to purchase shares of the Company’s Common Stock at a price equal to the quoted market price on the date the option is granted. These options became eligible for exercise in installments of 33% at the end of each of the first three years and are now fully vested. Each non-employee director received a one time grant for 45,000 options with the exercise price equal to the fair market value on the grant date.  None of these options have been exercised.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board met six times thus far in 2005.  No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they served during the period for which they were a Director.  The Company has a Compensation Committee and an Executive Committee.  The Company formerly had an audit committee, which was discontinued during 2005.  The full Board has assumed the responsibilities of the audit committee.  The Board of Directors has determined that Max Engler is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.  The Board has reviewed and discussed the audited financial statements with management and the Company’s independent auditors for the fiscal years ended December 31, 2005 and 2004 as well as each QSB quarter ended report for all of 2005 and the quarters ended March 31, 2006 and June 30, 2006.

Nominations for Director

The Company does not have a standing nominating committee. Each director participates in decisions relating to making the Company’s nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee. Additionally, the Board of Directors believes that it is not appropriate to have a standing nominating committee because the Company’s majority stockholders, Sayed Hamid Behbehani and Sons Co. W.L.L., own 95.3% of the voting power of the Company and thereby have the power to choose all of the directors of the Company.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our stockholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider stockholder-recommended candidates under the same criteria as internally generated candidates. Any stockholder wishing to submit such a recommendation should do so in writing addressed to Telesource International, Inc., 860 Parkview Blvd., Lombard, Illinois 60148, Attention: Secretary. See “Stockholder Proposals” below in this proxy statement for information regarding procedures that must be followed by shareholders in order to nominate directors at the 2005 annual meeting.

Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

Compensation Committee

Ralph Beck

Jeff Adams

The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, retirement and other compensation for all directors and officers of Telesource International and for such other people as the Board may designate. All of the members of this committee are “disinterested persons” under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee’s primary responsibility is to formulate and maintain the compensation program of the Company in order to develop, retain (and attract, when necessary) people important to the Company’s performance. This committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with Company guidelines. This committee has delegated to the CEO the power to set compensation for the non-executive officers. The Compensation Committee met one time in 2006.

Executive Committee

Max Engler

Ibrahim Ibrahim

Nidal Zayed

The Executive Committee’s responsibility is to review all large projects and long-term financing of long-term projects. Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee. The Compensation Committee had one meeting in 2005.

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of Executive Officers

The following table sets forth a summary of compensation paid to the persons who served as the Chief Executive Officer and any other executive officers as of December 31, 2005, whose salary exceeded $100,000 for the fiscal year ended December 31, 2005:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus	All Other Annual Compensation(2)
Nidal Z. Zayed	2005	$141,385	$—	$22,302
President and	2004	$128,000	$—	$22,302
Chief Executive Officer	2003	$125,000	$—	$24,756

Khajadour Semikian (3)	2005	$161,200	$—	$18,581
President and	2004	$263,919	$—	$27,871
Chief Executive Officer	2003	$278,167	$—	$59,931

OPTIONS:

The Company has not granted any options to its executive officers in 2005 and there are none outstanding as of September 15, 2006.

(1)           Includes salary paid by Telesource International, before any salary reduction for contributions to Telesource International’s 401(k) Savings Plan.

(2)           Telesource provided a vehicle to Mr. Zayed at a cost of $11,036 in 2005 and $10,245 in 2004. Telesource provided Mr. Zayed with health insurance for him and his family at a cost of $7,605 in 2005 and $12,057 in 2004.

(3)           The former CEO, Mr. Semikian’s contract was not renewed by the Board in 2005 and consequently his last day of employment with the Company was August 31, 2005. Mr. Nidal Zayed, formerly the COO was promoted to the CEO position vacated by Mr. Semikian on September 1, 2005.

Independent Public Accountants and Audit Fees Summary

LJ Soldinger Associates, LLC has provided the audit and certain tax services for fiscal years ended December 31, 2004 and 2005.  In addition, they have provided review services for the most recent quarters ended March 30 and June 30, 2006.  The Company has not decided to select or recommend an audit firm for future audits.  Representatives of LJ Soldinger Associates, LLC will not be present at the Annual Meeting but will be available by telephone to respond to appropriate questions.

The aggregate fees billed by LJ Soldinger Associates, LLC during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004
Audit-related services	$285,000	582,261
Income tax compliance and related tax services	9,500	12,220
Total Fees	$294,000	594,481

2.  PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors proposes that the shareholders authorize the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares with a par value of $0.01 per share to 200,000,000 shares with a par value of $0.01. The purpose of the proposed increase in the number of shares of common stock authorized is to make available additional shares of Common Stock for future corporate transactions and financings. Such additional shares may be used by the Company for stock issuances in the future to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements. Of the  100 million shares of common stock that are currently authorized, 93,438,140 have been issued and 285,000 shares are reserved for options that may be exercised in the future and 975,000 shares are reserved for future issuance under equity compensation plans.

The Company intends on using some of the newly authorized shares to convert it’s indebtness with the currently majority shareholders into equity.

Unless deemed advisable by the Board, no further share owner authorization would be sought for the issuance of such shares. Such shares could be used for general corporate purposes, including future financings or acquisitions. Except as noted below, , the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

As described in the Company’s 2005 Form 10KSB, Telesource International’s present capital and financing will not be sufficient to finance future operations.  Therefore, Telesource International plans to raise additional capital in 2006 and 2007 through the sale of equity to reduce the existing credit line borrowings as well as to provide capital needed for growth. There can no assurance that Telesource will be successful in such efforts. If Telesource International sells additional shares of common stock to raise funds, the terms and conditions of the issuances and any dilutive effect may have an adverse impact on the existing stockholders. If additional financing beyond current levels becomes necessary, there can be no assurance that the financing can be obtained on satisfactory terms, if at all.

As of September 15, 2006, there were 100,000,000 shares of issued common stock. The common stock does not provide preemptive rights to purchase newly issued shares.

Vote Required

Pursuant to Delaware General Corporate Law, the affirmative vote of the holders of a majority of the shares of the issued and outstanding Common Stock entitled to vote is needed for approval of the increase of common stock set forth in Proposal 2. Abstentions and broker non-votes will have the same effect as a vote against this Proposal 2.

Your Board of Directors recommends a vote FOR the following proposal:

Resolved that the Company’s Certificate of Incorporation, as heretofore amended, is hereby authorized to be further amended by:

Amending Section 4, item (1) thereof to read in its entirety as follows:

“FOURTH:

1) The total number of shares of stock which the Corporation shall have authority to issue is 250 million (250,000,000), consisting of 200 million (200,000,000) shares of Common Stock, par value $. 01 per share (“Common Stock”), and fifty million (50,000,000) of Preferred Stock, par value $. 01 per share (“Preferred Stock”).”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL.  (Our majority stockholder, SHBC and affiliated companies, has indicated that they will vote in favor of this proposal.)

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT 2006 ANNUAL MEETING

The rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include the stockholder proposal in the Proxy materials distributed by the Company. However, those SEC rules do not require the Company to include in its Proxy materials any nomination for election to the Board (or any other office with the Company), impose other limitations on the content of a stockholder proposal, and also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company Common Stock for at least one year before the proposal is submitted by the proponent).

To be considered as satisfying the timeliness requirement of the Company’s Bylaw provisions and the SEC rules in connection with the Proxy materials to be distributed by the Company with respect to the 2006 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices not later than April 27, 2007.

FORM 10-KSB ANNUAL REPORT

Any stockholder who desires a copy of the Company’s 2005 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary, Telesource International, Inc., 860 Parkview Blvd., Lombard, IL

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the meeting has been included within this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

By order of the Board of Directors,

Nidal Z. Zayed
General Counsel and Secretary

Dated:  October 1, 2006

Telesource International, Inc. 2006 Form of Proxy

THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR THE ELECTION OF THE SEVEN NOMINEES.

Please mark your votes as indicated in this example [X]

	A vote FOR the following proposals is recommended by the Board of Directors:	FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below

1.	ELECTION OF DIRECTORS
	To elect Ralph Beck, Jeff Adams, Max Engler, Ibrahim Ibrahim and Nidal Z. Zayed as directors to hold office for a one-year term and until their respective successors are elected and have qualified.	[ ]	[ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.)
Nominees: Ralph Beck, Jeff Adams, Max Engler, Ibrahim Ibrahim and Nidal Z. Zayed

		FOR	AGAINST	ABSTAIN
2.	To increase the number of authorized common stock from 100,000,000 shares to 200,000,000	[ ]	[ ]	[ ]

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR IN FAVOR OF PROPOSALS 1  2, and 3,

Dated:	, 2006.	SHARES

Signature

Signature (if held jointly)

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

TELESOURCE INTERNATIONAL, INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
PRIOR TO ITS EXERCISE.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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